Exhibit 10.1

AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT

THIS AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT (as amended through the date hereof and as may be amended or otherwise modified from time to time, this “Agreement”), is made as of the 29th day of January, 2021 by and among Convergent Therapeutics, Inc., a Delaware corporation (the “Company”), and the investors who become party hereto from time to time upon execution of a counterpart signature page (the “Purchaser Signature Page”) in substantially the form attached hereto as Exhibit A (each a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company and certain of the Purchasers are parties to the Convertible Promissory Note Purchase Agreement, dated as of December 1st, 2020 (the “Prior Agreement”);

WHEREAS, pursuant to Article IV, Section 2, of the Prior Agreement, the Prior Agreement may be amended by the written consent of the Holders of a majority of the aggregate outstanding principal amount of Notes;

WHEREAS, the undersigned Purchasers represent the Holders of a majority of the aggregate outstanding principal amount of Notes necessary to amend the Prior Agreement as of the date hereof (the “Current Requisite Holders”);

WHEREAS, the Company and the Current Requisite Holders desire to amend and restate the Prior Agreement; and

WHEREAS, at one or more Closings (as defined below), the Company desires to issue and sell to one or more Purchasers that are “accredited investors” under the Securities Act (as defined below) convertible promissory notes, each in substantially the form attached hereto as Exhibit B (each a “Note” and together with any other Note issued pursuant to this Agreement, and with any exchange or replacement thereof, the “Notes”), having an aggregate principal amount of up to [XXX].

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the exchange and sufficiency of which are hereby acknowledged, the Current Requisite Holders hereby agree that the Prior Agreement is hereby amended and restated, and the parties to this Agreement hereby further agree as follows:

ARTICLE I
PURCHASE, SALE AND TERMS OF NOTES

1. Sale and Issuance of the Notes. Subject to the terms and conditions of this Agreement, at each Closing, the Company agrees to issue and sell to each of the Purchasers, and, subject to and in reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, each of the Purchasers, severally and not jointly, agrees to purchase, a Note in the principal amount set forth on the Purchaser Signature Page for such Purchaser for such Closing. The Company shall use the proceeds from the issuance and sale of the Notes for working capital and other general corporate purposes.

2. Closing; Delivery. The initial purchase and sale of Notes shall take place at 10:00 am Eastern time on the date of this Agreement (the “Initial Closing”). At the Initial Closing, the Company shall issue and deliver to each Purchaser purchasing a Note at the Initial Closing such Purchaser’s Note, and such Purchaser shall pay the Company the principal amount set forth on the Purchaser Signature Page for such Purchaser for the Initial Closing and opposite such Purchaser’s name on the Schedule of Purchasers attached hereto, under the heading “Principal Amount of Note Purchased at the Initial Closing” by wire transfer of immediately available funds in accordance with the instructions of the Company. The Company may conduct one or more additional closings on or prior to [XXX] (the “Additional Closings”) to be held at such place and time as the Company and the Purchasers participating in such Additional Closing may determine. At each Additional Closing, the Company shall issue and deliver to each Purchaser purchasing a Note at such Additional Closing such Purchaser’s Note, and such Purchaser shall pay the Company the principal amount set forth on the Purchaser Signature Page for such Purchaser for such Closing and opposite such Purchaser’s name on the Schedule of Purchasers attached hereto under the heading “Principal Amount of Note Purchased at the Additional Closing” dated the applicable date by wire transfer of immediately available funds in accordance with the instructions of the Company. In the event there is more than one closing, the term “Closing” shall apply to each such closing unless otherwise specified. Notwithstanding any other provision of this Agreement and without requiring consent of any Purchaser, at each Additional Closing, the Company shall update the Schedule of Purchasers to reflect the Notes sold at such Additional Closing.

3. No Usury. This Agreement and the Notes issued pursuant to the terms of this Agreement are hereby expressly limited so that in no event whatsoever, whether by reason of deferment or advancement of loan proceeds, acceleration of maturity of the loan evidenced hereby, or otherwise, shall the amount paid or agreed to be paid to the Purchasers hereunder for the loan, use, forbearance or detention of money exceed the maximum interest rate permitted by the laws of the State of New York. If at any time the performance of any provision hereof or the Notes involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the agreed upon interest rate as set forth in the Notes shall be reduced to such limit, it being the specific intent of the Company and the Purchasers that all payments under this Agreement or the Notes are to be credited first to interest as permitted by law, but not in excess of (a) the agreed rate of interest set forth in the Notes, or (b) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal. The provisions of this paragraph shall never be superseded or waived and shall control every other provision of this Agreement and the Notes.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each Purchaser that the representations and warranties are true and correct as of the date hereof and, with respect to each Purchaser purchasing a Note at a Closing, as of such Closing, except as otherwise indicated:

1. Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted and to carry out the transactions contemplated by this Agreement. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or assets of the Company.

2. Capitalization. As of the date hereof, the Company has a total authorized capitalization consisting of [XXX] shares of Common Stock, par value $0.0001 per share (the “Common Stock”), of which [XXX] shares are issued and outstanding. All the outstanding shares of capital stock of the Company have been duly authorized, are validly issued and are fully paid and non-assessable.

3. Subsidiaries. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

4. Authorization. All corporate action required to be taken by the board of directors, officers, and stockholders of the Company for the execution and delivery of the Agreement and Notes, the performance of all obligations of the Company under the Agreement to be performed as of the Closing, and the issuance and delivery of the Notes has been taken or will be taken prior to the Closing. The Agreement and the Notes, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

5. Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Notes, when executed and delivered in accordance with this Agreement, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

6. Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened before any court, administrative agency, or other governmental body (nor, to the Company’s knowledge, is there any basis for any such action, suit, proceeding or investigation) that might result, either individually or in the aggregate, in a material adverse effect to the Company. The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit or proceeding by the Company currently pending or that the Company currently intends to initiate.

7. Governmental Approvals. Subject to the accuracy of the representations and warranties of the Purchasers set forth in ARTICLE III, no registration or filing with, or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement or the issuance, sale and delivery of the Notes, other than filings pursuant to Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and state securities laws (all of which filings have been or will be made by the Company) in connection with the sale of the Notes, if any.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PURCHASERS

At each Closing, each Purchaser purchasing a Note at such Closing, severally and not jointly, represents and warrants to the Company that:

1. Authority. If such Purchaser is an entity, such Purchaser has full power and authority to enter into and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms.

2. Purchase for Investment. Such Purchaser is acquiring the Notes purchasable by it hereunder and the shares of capital stock of the Company issuable upon conversion thereof (collectively, the “Securities”) for its own account, for investment and not for, with a view to, or in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

3. Unregistered Securities; Legend. Such Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act or any state securities law, by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and such laws, that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration, that the Securities shall bear a legend to such effect, and that appropriate transfer instructions may be issued. Such Purchaser further understands that such exemption depends upon, among other things, the bona fide nature of such Purchaser’s investment intent expressed herein.

4. Status of the Purchasers. If such Purchaser is an entity, such Purchaser has not been formed for the specific purpose of acquiring the Securities pursuant to this Agreement.

5. Accredited Investor. Such Purchaser understands the term “accredited investor” as used in Regulation D promulgated under the Securities Act and represents and warrants to the Company that the Purchaser is an “accredited investor” for purposes of acquiring the Securities being acquired by it hereunder.

6. Knowledge and Experience; Economic Risk. Such Purchaser has sufficient knowledge and experience in business and financial matters and with respect to investment in securities of privately held companies similar to the Company in terms of the Company’s stage of development so as to enable it to analyze and evaluate the merits and risks of the investment contemplated hereby and is capable of protecting its interest in connection with this transaction. Such Purchaser is able to bear the economic risk of such investment, including a complete loss of the investment.

7. Access to Information. Such Purchaser acknowledges that such Purchaser and its representatives have made an investigation of the Company and its business as it deemed necessary and had the opportunity to ask questions and receive answers from officers and representatives of the Company concerning the transactions contemplated by this Agreement and obtain any additional information that is necessary to verify the accuracy of the information regarding the Company or otherwise desired in connection with its purchase of the Securities being acquired by it hereunder.

8. Rule 144. Such Purchaser understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to Purchaser) promulgated by the Securities and Exchange Commission under the Securities Act depends upon the satisfaction of various conditions and that such exemption is not currently available.

9. No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder (a) engaged in any general solicitation or (b) published any advertisements in connection with the offer and sale of the Notes.

10. Bad Actor. Such Purchaser represents that neither it nor any of its Rule 506(d) Related Parties is a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act. For purposes of this Agreement, “Rule 506(d) Related Parties” shall mean a “beneficial owner” of the Purchaser’s voting securities of the Company as provided under Rule 13d-3 under the Securities Exchange Act of 1934, of as amended.

ARTICLE IV
MISCELLANEOUS

1. No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

2. Amendments, Waivers and Consents. Any provision in this Agreement to the contrary notwithstanding, changes in or additions to this Agreement or the Notes may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, if the Company obtains consent thereto in writing from the Holders of a majority of the aggregate outstanding principal amount of the Notes, including any Holder of at least [XXX] then-outstanding principal amount of Notes (the “Requisite Holders”); provided, however, that no such change, addition, omission or waiver shall reduce the principal on any Note, without the consent of the holder thereof.

3. Addresses for Notices, etc. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be conclusively deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on their signature pages, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this ARTICLE IV, Section 3. If notice is given to the Company, a copy shall also be sent to Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210, Attn: Mitch Bloom, Esq.; which copy shall not constitute notice.

4. Binding Effect; Assignment. Each Purchaser may assign its rights and obligations hereunder to an affiliate of such Purchaser. Such assignee shall be deemed a “Purchaser” for purposes of this Agreement; provided that such assignment of rights shall be contingent upon the assignor and assignee providing a written instrument to the Company notifying the Company of such assignment and the assignor agreeing in writing to be bound by the terms of this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

5. Survival of Representations and Warranties. All representations and warranties made in this Agreement, the Notes or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

6. Entire Agreement. This Agreement, together with all exhibits hereto and the Notes, constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any other prior negotiations, correspondence, duties, obligations, understandings or agreements concerning the subject matter hereof.

7. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8. Governing Law. This Agreement and the obligations of the Company hereunder shall be governed by and interpreted and determined in accordance with, the laws of the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by, and construed in accordance with, the internal laws of the State of New York (excluding the laws and rules of law applicable to conflicts or choice of law).

9. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement may be executed and delivered by facsimile, or by e-mail in portable document format (.pdf) and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties.

10. Expenses. Each party shall pay its own expenses in connection with the transactions contemplated by this Agreement.

11. Further Assurances. From and after the date of this Agreement, upon the request of the Purchasers or the Company, the Company and the Purchasers shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

12. Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any Person, other than the Company and its officers and directors in their capacities as such, in making its investment or decision to invest in the Company. Each Purchaser agrees that no other Purchaser nor the respective controlling persons, officers, directors, partners, agents, stockholders or employees of any other Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase and sale of the Notes.

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IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Convertible Promissory Note Purchase Agreement on the day, month and year first above written.

COMPANY:

Convergent Therapeutics, Inc.

By:	/s/ Authorized Signatory

Name:	[XXX]

Title:	Authorized Signatory

Address for Notice:

[XXX]

[Signature Page to Amended and Restated Convertible Promissory Note Purchase Agreement]

Exhibit A

Purchaser Signature Page

By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is a “Purchaser” as defined in the Amended and Restated Convertible Promissory Note Purchase Agreement, dated as of January 29, 2021, by and among Convergent Therapeutics, Inc., a Delaware corporation and the Purchasers party thereto (the “Purchase Agreement”), (ii) that it is a party to the Purchase Agreement for all purposes, (iii) that it is bound by all terms and conditions of the Purchase Agreement, and (iv) that it is subscribing for a Note in the aggregate principal amount set forth below.

PURCHASER:

/s/ Anthony Hayes

Name:	Anthony Hayes as CEO of Aikido Pharma Inc.

Title:	CEO of Aikido Pharma Inc.

Address for Notice:

[XXX]

Closing Date: January 29, 2020

Principal ($): 2,000,000.00